PPL CORPORATION SECOND AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN 1. Purpose of the Plan The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining key employees, directors or other service providers and to motivate such employees, directors or other service providers to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest which such key employees, directors or service providers will have in the welfare of the Company as a result of their proprietary interest in the Company’s success. The Plan first became effective on May 16, 2012, and was amended and restated effective on May 17, 2017. The Plan is hereby further amended and restated, as approved by the Board on January 30, 2026, effective upon its approval by the shareowners of the Company. 2. Definitions The following capitalized terms used in the Plan have the respective meanings set forth in this Section: 2.1. Act: The Securities Exchange Act of 1934, as amended, or any successor statute thereto. 2.2. Affiliate: With respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with such Person or any other Person designated by the Committee in which any Person has an interest. 2.3. Award: An Option, Stock Appreciation Right, Other Stock-Based Award or Performance-Based Award granted to a Participant pursuant to the Plan. 2.4. Board: The Board of Directors of the Company. 2.5. Change in Control: The occurrence of any of the following events: 2.5.1. any Person or Group, other than a Permitted Holder, is or becomes the “beneficial owner” (as defined in rules 13d-3 and 13d-5 under the Act) directly or indirectly of more than 30% of the total voting power of the voting stock of the Company (or any entity which controls the Company) within a 12-month period, including by way of merger, consolidation, tender or exchange offer, or otherwise; 2.5.2. a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 70% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the Person or Persons who were the “beneficial owners” of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; 2.5.3. the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any Person or Group other than the Permitted Holders; or 2.5.4. during any period of 12 months, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareowners of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office. Notwithstanding the foregoing, to the extent that which the payment date of an Award is determined solely with reference to a Change in Control, no Change in Control shall be deemed to have occurred upon an event described in this Section 2(e) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Section 409A. 2.6. Code: The Internal Revenue Code of 1986, as amended, or any successor thereto, and the regulations and guidance promulgated thereunder. 2.7. Committee: A committee of at least two individuals who are intended to qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Act (or any successor rule thereto) and “independent directors” within the meaning of the New York Stock Exchanges listed company rules. The Committee shall be the People and Compensation Committee of the Board unless otherwise specified by the Board. 2.8. Company: PPL Corporation, a Pennsylvania corporation. Exhibit 10.1

2.9. Consultant: Any consultant or advisor who is a natural person (other than an Employee or a Non- Employee Director) who provides services, other than services in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities, to the Company or an Affiliate. 2.10. Disability: Unless otherwise agreed by the Company (or any of its Affiliates) in a written employment agreement or employment letter with such Participant, or as specified in an Award agreement, “Disability” shall have the meaning of such term as set forth in Section 409A. The Disability determination shall be in the sole discretion of the Committee. 2.11. Employee: An employee of the Company or an Affiliate. 2.12. Fair Market Value: If the Shares are readily tradable on an established securities market (as determined under Section 409A), then “Fair Market Value” will be the closing or last sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred; or, if the Shares are not then readily tradable on an established securities market (as determined under Section 409A), then “Fair Market Value” will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Section 409A. 2.13. Group shall mean “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Act. 2.14. ISO: An Option that is designated as an “incentive stock option” in accordance with the requirements of Section 422 of the Code and granted pursuant to Section 6(d) of the Plan. 2.15. Minimum Vesting Requirement: The requirement, with respect to any Award, that vesting of any portion or tranche of such Award does not occur any more rapidly than on the first anniversary of the grant date for such Award (or the date of commencement of Service, in the case of a grant made in connection with a Participant’s commencement of Service), other than (i) in connection with a Change in Control; (ii) as a result of a Participant’s death, Disability or retirement; (iii) Awards made in payment of or exchange for other compensation already earned and payable; or (iv) a Substitute Award that does not reduce the vesting period of the Award being replaced; provided, that such Minimum Vesting Requirement will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the Absolute Share Limit, as defined in Section 3. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one (1) year if it runs from the date of one annual meeting of the Company’s shareowners to the date of the next annual meeting of the Company’s shareowners, provided that such period lasts at least fifty (50) weeks. The Minimum Vesting Requirement will not prevent the Committee from accelerating the vesting of any Award in accordance with any of the provisions set forth in this Plan. 2.16. Non-Employee Director: A member of the Board who is not an Employee. 2.17. Option: A stock option granted pursuant to Section 6 of the Plan. 2.18. Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan. 2.19. Other Stock-Based Awards: Awards granted pursuant to Section 8 of the Plan. 2.20. Participant: A Service Provider who is selected by the Committee to receive an Award granted under the Plan. 2.21. Performance-Based Awards: Performance Awards granted pursuant to Section 9 of the Plan. 2.22. Permitted Holder: Any of the following: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company. 2.23. Person: “Person” as defined in Section 3(a)(9) of the Act; provided that references to “Person” within the defined term “Change in Control” shall mean a “person” as defined in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) of the Act. 2.24. Plan: The PPL Corporation Second Amended and Restated 2012 Stock Incentive Plan, as it may be amended from time to time. 2.25. Restatement Date: The date that this amendment and restatement of the Plan is approved by the Company’s shareowners. 2.26. Section 409A. Section 409A of the Code. 2.27. Separation from Service. A “separation from service” as such term is defined for purposes of Section 409A.

2.28. Service: The provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity; provided, however, that unless otherwise determined by the Committee, a change in a Participant’s status from Employee to non-employee shall constitute a termination of Service hereunder. 2.29. Service Provider. A Service Provider means an Employee, a Non-Employee Director, or a Consultant to the Company or any Affiliate; provided that at the time of the grant of any Option or Stock Appreciation Right, the Company is an “eligible issuer of service recipient stock” as defined by Treasury Regulation §1.409A-1(b)(5)(iii)(E)(1) with respect to the Service Provider. 2.30. Shares: Shares of common stock of the Company. 2.31. Stock Appreciation Right: A stock appreciation right granted pursuant to Section 7 of the Plan. 2.32. Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto). 3. Shares Subject to the Plan Subject to adjustment as provided in Section 10, the total number of Shares which may be issued under the Plan is 30,500,000 (the “Absolute Share Limit”) and the Absolute Share Limit is the maximum number of Shares for which ISOs may be granted. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares upon the exercise or settlement of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such Shares will not be added back to the Absolute Share Limit with respect to which Awards may be granted under the Plan, but rather will count against the Absolute Share Limit with respect to which Awards may be granted under the Plan. When an Option or Stock Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Stock Appreciation Right will be counted against the Absolute Share Limit with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Stock Appreciation Right, regardless of the actual number of Shares (if any) used to settle such Option or Stock Appreciation Right upon exercise. Where the number of Shares subject to an Award is variable on the grant date, the number of Shares to be counted against the Absolute Share Limit shall be the maximum number of Shares that could be received under that particular Award, until such time as it can be determined that only a lesser number of Shares could be received. Substitute Awards shall not be counted against the Absolute Share Limit. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan, and Awards that are or will be settled in cash shall not be counted against the Absolute Share Limit. Additionally, the aggregate grant date fair value (as determined in accordance with generally accepted accounting principles used for financial reporting purposes) of all Awards granted during a single calendar year to any Non-Employee Director, taken together with any cash fees earned by such Non-Employee Director during such calendar year (whether paid by the Company under this Plan, under a Company deferred compensation plan for Non- Employee Directors, or otherwise), shall not exceed $750,000 in total value. 4. Administration 4.1. The Plan shall be administered by the Committee; provided, however, that the Board may, in its sole discretion, take any action delegated to the Committee under this Plan as it may deem necessary for the effective administration of this Plan. Additionally, the Committee may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or an Affiliate; provided that (i) such delegation and grants are consistent with applicable law and guidelines established by the Board or Committee from time to time and (ii) no such delegation shall be permitted with respect to grants of Awards to Participants who are executive officers of the Company or its Affiliates or members of the Company’s Board. 4.2. The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and subject to the Minimum Vesting Requirements. Following the grant of any Award, the Committee shall be authorized to waive any such terms and conditions associated with the Award at any time (including, without limitation, accelerating or waiving any vesting conditions). Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or its Affiliates or a company acquired by the Company or with which the Company combines (“Substitute Awards”). 4.3. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to establish subplans, and to make any other determinations that it deems necessary or desirable for the administration of the Plan, and may delegate such authority, as it deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). 5. Expiration of Plan The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 16(a), or the tenth (10th) anniversary of the Restatement Date, whichever occurs first (the “Termination Date”). No Award may be granted under the Plan after the Termination Date, but any Awards that are outstanding on the Termination Date shall remain in force according to the terms of the Plan and the applicable Award agreement. 6. Terms and Conditions of Options Options granted under the Plan shall be non-qualified stock options unless specifically identified as an ISO (pursuant to Section 6(d)), as determined by the Committee and evidenced by the related Award agreements, and shall be subject to such other terms and conditions not inconsistent therewith. In addition to the foregoing, except as otherwise determined by the Committee and evidenced by the related Award agreements, the Options shall also be subject to the following terms and conditions: 6.1. Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted awards, as described in Section 4(b)). 6.2. Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than ten years after the date it is granted; provided, however, in the event that any portion of an exercisable Option is scheduled to expire on such tenth anniversary date or otherwise scheduled to expire pursuant to the applicable Award agreement and both (x) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Option Price and the minimum withholding taxes due (if any) upon such automatic exercise (as described in Section 6(c)(v), below), and the net number of Shares resulting from such automatic exercise shall be delivered to the Participant as soon as practicable thereafter. 6.3. Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii), (iv) or (v) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant: (i) in cash or its equivalent (e.g., by check); (ii) to the extent permitted by the Committee, in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, provided, that such Shares have been held by the Participant for such period of time as the Company’s accountants may require to avoid adverse accounting treatment; (iii) partly in cash or its equivalent and, to the extent permitted by the Committee, partly in such Shares; (iv) if there should be a public market for the Shares at such time, to the extent permitted by, and subject to such rules as may be established by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased; or (v) to the extent permitted by the Committee, through a “net settlement” feature (i.e., having Shares with a Fair Market Value equal to the aggregate Option Price withheld by the Company from any Shares that would have otherwise been received by the Participant upon exercise of the Option). No Participant shall have any rights to dividends or other rights of a shareowner with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan. 6.4. ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (x) within two years after the date of grant of such ISO or (y) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options, unless the applicable Award agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO. 6.5. Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate. 6.6. Repricing of Options. Notwithstanding any provision herein to the contrary, the repricing of an Option, once granted hereunder, is prohibited without prior approval of the Company’s shareowners. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower the Option Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when the Option Price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 10(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. 7. Terms and Conditions of Stock Appreciation Rights 7.1. Grants. The Committee may also grant (i) a Stock Appreciation Right independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement). 7.2. Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than 100% of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted (other than in the case of Stock Appreciation Rights granted in substitution of previously granted awards, as described in Section 4(b)); provided, however, that in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option; and provided, further, that the exercise price of a Stock Appreciation Right that is granted in exchange for an Option may be less than the Fair Market Value on the grant date if such exercise price is equal to the Option Price of the exchanged Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. The date a notice of exercise is received by the Company shall be the exercise date. Payment to the Participant shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair Market Value), all as shall be determined by the Committee. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share. 7.3. Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, but in no event shall a Stock Appreciation Right be exercisable more than ten years after the date it is granted. 7.4. Repricing of Stock Appreciation Rights. Notwithstanding any provision herein to the contrary, the repricing of a Stock Appreciation Right, once granted hereunder, is prohibited without prior approval of the Company’s shareowners. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a Stock Appreciation Right in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change permitted under Section 10(a) below. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. 8. Other Stock-Based Awards The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares, Awards of restricted stock units, Awards of dividend equivalent units and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of Shares (such Awards, “Other Stock-Based Awards”), but shall not award any dividend equivalent payment or unit of value with respect to Options. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable). 9. Performance-Based Awards 9.1. The Committee, in its sole discretion, may grant Awards which are denominated in Shares or cash and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares or the cash value of the Award upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives (such Awards, “Performance- Based Awards”). Performance-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Performance-Based Awards will be made, the number of Shares or aggregate amount of cash to be awarded under (or otherwise related to) such Performance-Based Awards, whether such Performance-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued, to the extent applicable, shall be fully paid and non-assessable). No dividend equivalent payments or units shall be payable with respect to Performance-Based Awards unless and until the Shares underlying such Performance-Based Award become vested by satisfaction of the corresponding performance vesting conditions. 9.2. A Participant’s Performance-Based Award shall be determined based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee. The performance goals will be established by the Committee and may include one or more of the following criteria: (1) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization or other corporate earnings measures); (2) net income, operating income or other income measures; (3) earnings per share; (4) book value per share; (5) total shareholder return; (6) expense management, including operations and maintenance expenses; (7) return on investment before or after the cost of capital; (8) improvements in capital structure; (9) profitability of an identifiable business unit or product; (10) maintenance or improvement of profit margins, gross margins or operating margins; (11) stock price; (12) market share; (13) revenues or sales; (14) costs, including cost reduction measures; (15) cash flow (or free cash flow); (16) working capital; (17) capital expenditures; (18) changes in net assets (whether or not multiplied by a constant percentage intended to represent the cost of capital); (19) return measures (including, but not limited to, return on assets, capital, equity, shareholders’ equity, investments or sales); (20) economic value added; (21) credit rating; (22) improvement in corporate culture, workplace initiatives or related matters; (23) employee retention; (24) business expansion or consolidation (acquisitions and divestitures); (25) strategic plan development and implementation; (26) independent industry ratings or assessments; (27) environmental, health and safety; (28) reliability; (29) customer satisfaction; (30) productivity; or (31) individual performance. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its or their divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. 9.3. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the

Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. 10. Adjustments upon Certain Events Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan: 10.1. Generally. In the event of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or transaction or exchange of Shares or other corporate exchange, any equity restructuring (as defined under Financial Accounting Standards Board (FASB) Accounting Standards Codification 718), or any distribution to shareowners other than regular cash dividends or any transaction similar to the foregoing, the Committee in its sole discretion and without liability to any Person shall make such substitution or adjustment as it deems reasonably necessary to address, on an equitable basis, the effect of such event (subject to Section 19(b)), as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the maximum number of Shares for which Options or Stock Appreciation Rights may be granted during a fiscal year to any Participant, (iii) the maximum amount of a Performance-Based Award that may be granted during a fiscal year to any Participant, (iv) the Option Price or exercise price of any Award and/or (v) any other affected terms of such Awards; provided that no adjustment shall be made pursuant to this Section 10(a) in a manner that would cause ISOs to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A. 10.2. Change in Control. In the event of a Change in Control, the Committee may (subject to Section 19(b)), but shall not be obligated to, (A) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (B) cancel such Awards for cash payment of fair value (as determined in the sole discretion of the Committee) which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights) over the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights (and otherwise, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the shares subject to such Awards is less than or equal to the aggregate Option Price of such Options or exercise price of such Stock Appreciation Rights), (C) provide for the issuance of Substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (D) provide that for a period of at least thirty (30) days prior to the Change in Control, such Options or Stock Appreciation Rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options or Stock Appreciation Rights shall terminate and be of no further force and effect. 11. Forfeiture/Clawback 11.1. Award Agreements. The Committee may, in its sole discretion, specify in an Award or a policy that will be incorporated into an Award agreement by reference, that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for cause, termination of the Participant’s provision of Services to the Company or any of its Subsidiaries, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct. 11.2. Compensation Recovery Policies. Awards and any compensation associated therewith are subject to forfeiture, reduction, recovery or recoupment by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, as amended from time to time, which includes but is not limited to the Company’s Compensation Recovery Policy, Supplemental Compensation Recovery Policy and any other compensation recovery policy adopted by the Board or the Committee in response to the requirements of Section 10D of the Exchange Act, the SEC’s final rules thereunder, and applicable listing rules or other rules and regulations implementing the foregoing or as otherwise required by law or stock exchange. Any Award agreement will be deemed to be automatically and unilaterally amended to comply with any such compensation recovery policy. 12. No Right to Employment, Service or Awards The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or Service of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. Nothing in the Plan or in any Award agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without cause or change such person’s compensation, other benefits, job responsibilities or title. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). 13. Securities Laws The Board may refuse to instruct the Company to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with the applicable requirements of applicable securities laws. 14. Successors and Assigns The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors. 15. Nontransferability of Awards Except as provided in this Section 15, (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 15 shall be of no effect. The Committee may, however, provide in an Award agreement or otherwise that an Award (other than an ISO) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. 16. Duration of Plan; Amendments and Termination 16.1. Amendment or Termination of Plan. Subject to the limitations imposed under Sections 6(f) and 7(d) of this Plan, the Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, (a) without the approval of the shareowners of the Company (i) to increase the number of Shares reserved under the Plan, (ii) to modify the requirements for participation in the Plan or (iii) to the extent such shareowner approval is required by or desirable to satisfy the requirements of, in each case, any applicable law, regulation or other rule, including, the listing standards of the securities exchange, which is, at the applicable time, the principal market for the Shares, or (b) without the consent of a Participant, if such action would materially and adversely affect any of the rights of the Participant under any Award previously granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code, stock exchange rules or other applicable laws (including, without limitation, to avoid adverse tax or accounting consequences to the Company or to Participants) is necessary to comply with applicable law or stock exchange rules. 16.2. Amendment of Awards. Subject to Sections 6(f) and 7(d), the Committee, or its delegee appointed pursuant to Section 4(a), may unilaterally amend the terms of any Award agreement previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 11(b). Notwithstanding the foregoing, a Participant’s rights with respect to an Award will not be deemed to have been materially impaired by any amendment if the Committee, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. 17. Choice of Law The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws.

18. Effectiveness of the Plan The date that this amended and restated plan is approved by the Company’s shareowners shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). The amended and restated Plan shall be effective as of the Restatement Date. 19. Taxes 19.1. Withholdings. The Committee shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise, grant or vesting of an Award and the Company or any of its Subsidiaries shall have the right and is authorized to withhold any applicable withholding taxes in respect to the Award, its exercise or any payment or transfer under or with respect to the Award and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes. To the extent permitted by the Committee, the Participant may elect to pay a portion or all of such withholding taxes by delivery of Shares or having Shares with a Fair Market Value equal to the amount of such withholding taxes withheld by the Company from any Shares that would have otherwise been received by the Participant (i.e., through a “net settlement” of such tax withholding due). 19.2. Section 409A. It is intended that all Awards under the Plan will be exempt from, or will comply with, Section 409A, and to the maximum extent permitted the Awards and the Plan will be interpreted and administered in accordance with this intent. Each amount to be paid or benefit to be provided under an Award shall be construed as a separate and distinct payment for purposes of Section 409A. If payment under an Award is to be made within a designated period which does not begin and end within one calendar year, the Participant does not have a right to designate the taxable year of the payment. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated income recognition and/or tax penalties under Section 409A: 19.2.1. If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a Separation from Service; and 19.2.2. If any amount shall be payable with respect to any such Award as a result of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Section 409A, then no payment shall be made, except as permitted under Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s Separation from Service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Section 409A, specified employees will be identified by the Board in its discretion in accordance with the default provisions specified under Section 409A. None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Section 409A, or (iii) shall have any liability to any Participant for any such tax liabilities. 20. Deferrals of Full Value Awards The Committee may, in its discretion, permit or require the deferral by a Participant of the issuance of Shares or payment of cash in settlement of any Award other than an Option Award or Stock Appreciation Right Award, subject to such terms, conditions, rules and procedures as it may establish or prescribe for such purpose and with the intention of complying with the applicable requirements of Section 409A. The terms, conditions, rules and procedures for any such deferral shall be set forth in writing in the relevant Award agreement or in such other agreement, plan or document as the Committee may determine, or some combination of such documents. 21. Fractional Shares Notwithstanding other provisions of the Plan or any Award agreements thereunder, the Company shall not be obligated to issue or deliver fractional Shares pursuant to the Plan or any Award and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated with, or without, consideration. 22. Severability If any provision of the Plan or any Award is, or becomes or is deemed to be invalid, illegal, unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. 23. Rule 16b-3 It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 23, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.